Other Non-Current Accrued Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Non-Current Accrued Liabilities:
Asset retirement obligations	$ 11,928	$ 11,003
Environmental liabilities	3,953	4,011
Accrued rent	1,977	1,998
Accrued sales, use and other taxes	7,191	8,397
Other	4,036	2,549
Total	$ 29,085	$ 27,958